Income Tax	3 Months Ended
Sep. 30, 2023
Income Tax [Abstract]
Income Tax

Note 15. Income Tax

Income tax recognized through profit or loss

Income tax expense is recognized at an amount determined by multiplying the profit (loss) before tax for the interim reporting period by management’s best estimate of the weighted-average annual income tax rate expected for the full financial year, adjusted for the tax effect of certain items recognized in full in the interim period. As such, the effective tax rate in the condensed consolidated interim financial statements may differ from management’s estimate of the effective tax rate for the annual financial statements.

The Group’s consolidated loss before income tax for the three months ended September 30, 2023 amounts to $1,806,294 (loss for the three months ended September 30, 2022 $721,426). The income tax benefit for the three months ended September 30, 2023 was $215,291 (for the three months ended September 30, 2022 was a loss amounted to $137,071, for which no deferred tax assets have been recognized).

The Group consolidated effective tax rate with respect to continuing operations for the three months ended September 30, 2023 was 12%.

The tax rate used for 2023 represents the tax rate of 15% on the taxable income payable by the Group entities in Luxembourg, in accordance with the tax laws of this jurisdiction (in 2022: the tax rate was 19% in the UK). Taxation for other jurisdictions is calculated at the rates prevailing in the respective jurisdiction.